EXHIBIT 99

                            INDEX OF EXHIBITS
                        INCLUDED HERIN, FORM 10-K
                              May 31, 1996
                                                     SEQUENTIAL
EXHIBIT                                                 PAGE
NUMBER              DESCRIPTION                        NUMBER
- - -------------------------------------------------------------------
10(f) Management Incentive Bonus Program, as amended
      through June 1, 1991.                             20-22

11    Statement re computation of per share earnings    23

13    1996 Annual Report to stockholders (furnished
      for the information of the Commission and not
      deemed "filed" or part of this Form 10-K except
      for those portions expressly incorporated herein
      by reference).                                    24-47

24    Consent of Arthur Andersen LLP                    48

25    Powers of Attorney                                49

27    Statement of Financial Data                       50